Exhibit 10.2

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into as of April 30, 2018 by and among (i) Ceridian HCM Holding Inc., a Delaware corporation (the “Company”), (ii) Thomas H. Lee Equity Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund VI, L.P., a Delaware limited partnership, Thomas H. Lee Parallel (DT) Fund VI, L.P., a Delaware limited partnership, Great-West Investors, L.P., a Delaware limited partnership, Putnam Investments Employees’ Securities Company III, LLC, a Delaware limited liability company, THL Coinvestment Partners, L.P., a Delaware limited partnership, THL Operating Partners, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian), L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian) II, L.P., a Delaware limited partnership, THL Equity Fund VI Investors (Ceridian) III, LLC, a Delaware limited liability company, THL Equity Fund VI Investors (Ceridian) IV, LLC, a Delaware limited liability company, THL Equity Fund VI Investors (Ceridian) V, LLC, a Delaware limited liability company (together with the THL Affiliates (as defined below), “THL”), and (iii) Cannae Holdings, LLC, a Delaware limited liability company (together with the Cannae Affiliates (as defined below), “Cannae”). THL and Cannae are collectively referred to herein as the “Sponsor Stockholders”.

WHEREAS, the Company is currently contemplating an underwritten initial public offering (the “IPO”) of shares of its Common Stock (as defined below);

WHEREAS, as of the closing date of the IPO (the “Closing Date”), the Sponsor Stockholders collectively hold at least a majority of the outstanding Voting Securities (as defined below);

WHEREAS, pursuant to this Agreement, the Sponsor Stockholders agree to vote all of their Voting Securities as a group to elect certain members of the Company’s board of directors (“Board”) as set forth herein; and

WHEREAS, pursuant to this Agreement, the Sponsor Stockholders agree to coordinate with one another regarding dispositions or distributions of their Stockholder Shares (as defined below), as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein shall have the following meanings:

“Affiliate” means, with respect to any Person, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act.

“Agreement” shall have the meaning set forth in the Preamble.

“beneficially own” or “beneficial ownership” shall have the meaning ascribed to such terms in Rule 13d-3 under the Exchange Act.

“Board” shall have the meaning set forth in the Recitals.

“Bylaws” shall have the meaning set forth in Section 2.01(a).

“Cannae” shall have the meaning set forth in the Preamble.

“Cannae Affiliate” means any Affiliate of Cannae holding Voting Securities on or after the date hereof.

“Common Stock” shall mean shares of Common Stock, par value $0.01 per share, of the Company, or any successor shares into which such shares of Common Stock are exchanged or reclassified.

“Closing Date” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. and other federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Initial Designations” shall have the meaning set forth in Section 2.01(e).

“IPO” shall have the meaning set forth in the Recitals.

“Law” means any applicable constitutional provision, statute, act, code, law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a Governmental Authority and shall include, for the avoidance of any doubt, the General Corporation Law of the State of Delaware and the listing or other standards of any applicable stock exchange, including the New York Stock Exchange, the Toronto Stock Exchange or any successors thereto.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Public Sale” means any sale of Stockholder Shares or other Company securities, as applicable, to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act; provided, that the IPO is deemed not to be a Public Sale, for purposes hereof.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Sponsor Director Designee” shall mean a director designated by a Sponsor Stockholder or Sponsor Stockholders (as applicable) in accordance with this Agreement to serve on the Board.

“Stockholder Shares” means any Voting Securities held by any of the Sponsor Stockholders as of the date hereof or at any time thereafter. As to any particular shares constituting Stockholder Shares, such shares shall cease to be Stockholder Shares when they have been transferred pursuant to a Public Sale. For the avoidance of doubt, all Voting Securities held by Cannae and THL as of the date hereof are Stockholder Shares.

“THL” shall have the meaning set forth in the Preamble.

“THL Affiliate” means any (i) Affiliate of Thomas H. Lee Partners. L.P., a Delaware limited partnership, holding Voting Securities on or after the date hereof, and (ii) any Affiliate of Great-West Investors L.P. or Putnam Investments Employees’ Securities Company III LLC, holding on or after the date hereof any Voting Securities (and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise) that are subject to this Agreement as of the date hereof.

“Total Number of Directors” shall have the meaning set forth in Section 2.01(a).

“Voting Securities” means Common Stock and any other securities of the Company entitled to vote generally in the election of directors of the Company.

Section 1.02. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter forms and the singular form of words shall include the plural and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement, respectively. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation” (except to the extent the context otherwise provides). This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

ARTICLE II. VOTING AGREEMENT

Section 2.01. Composition of the Board.

(a) On the Closing Date, the authorized number of directors on the Board shall be established at nine (9) directors, with two vacancies, but may be increased or decreased as determined from time to time exclusively by resolution duly adopted by the Board of Directors in accordance with the Amended and Restated Bylaws of the Company, as may be amended from time to time (the “Bylaws”) (including as required by applicable Law) (the number of directors authorized at any given time, the “Total Number of Directors”).

(b) Notwithstanding the foregoing Section 2.01(a), during the term of this Agreement, and subject to applicable Law, THL and Cannae shall have the right to (by mutual agreement) determine the Total Number of Directors.

(c) Effective as of the Closing Date, each of THL and Cannae shall vote all of their Voting Securities and shall take all other necessary or desirable actions within their control (whether in the capacity as a stockholder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control, so that five (5) Sponsor Director Designees designated (by mutual agreement) by THL and Cannae shall initially be elected to the Board (the “Initial Designations”).

(d) Following the Initial Designations:

(i) each of THL and Fidelity shall vote all of their Voting Securities and shall take all other necessary or desirable actions within their control (whether in the capacity as a stockholder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings); and

(ii) the Company shall take all necessary and desirable actions within its control (including, without limitation, including in the slate of nominees nominated by the Board (or an authorized committee thereof) for election as directors of the Company by the stockholders of the Company each Sponsor Director Designee), to cause the Sponsor Director Designees designated by THL and Cannae in accordance with Section 2.01(e) or Section 2.01(f), as applicable, to be elected to the Board at any meeting of the stockholders of the Company called for such purpose.

(e) For so long as THL and Cannae collectively hold greater than or equal to 50 percent (50%) in voting power of all the then-outstanding Voting Securities as of such date, then:

(i) for so long as Cannae holds greater than or equal to twelve and one half of a percent (12.5%) in voting power of all the then-outstanding Voting Securities, THL and Cannae shall have the right to designate (by mutual agreement) five (5) Sponsor Director Designees;

(ii) for so long as Cannae holds greater than or equal to seven and one half of a percent (7.5%) but less than twelve and one half of a percent (12.5%) in voting power of all the then-outstanding Voting Securities, THL shall have the right to individually designate four (4) Sponsor Director Designees and Cannae shall have the right to individually designate one (1) Sponsor Director Designee; and

(iii) if Cannae holds less than seven and one half of a percent (7.5%) in voting power of all the then-outstanding Voting Securities, then THL shall have the right to individually designate five (5) Sponsor Director Designees and Cannae shall not have the right to designate any Sponsor Director Designee.

(f) At such time as THL and Cannae cease to collectively hold greater than or equal to 50 percent (50%) in voting power of all the then-outstanding Voting Securities as of such date, then each of THL and Cannae will have the right to individually designate:

(i) for so long as such party holds at least forty percent (40%) in voting power of all the then-outstanding Voting Securities, a total of four (4) Sponsor Director Designees;

(ii) for so long as such party holds at least thirty percent (30%) but less than forty percent (40%) in voting power of all the then-outstanding Voting Securities, a total of three (3) Sponsor Director Designees;

(iii) for so long as such party holds at least twenty percent (20%) but less than thirty percent (30%) in voting power of all the then-outstanding Voting Securities, a total of two (2) Sponsor Director Designees;

(iv) for so long as such party holds at least ten percent (10%) but less than twenty percent (20%) in voting power of all the then-outstanding Voting Securities, one (1) Sponsor Director Designee.

(g) If the:

(i) Sponsor Stockholders cease to have the right to designate (by mutual agreement) five (5) Sponsor Director Designees to the Board pursuant to Section 2.01(e)(i), then any Sponsor Director Designee who is not designated by THL or Cannae to remain on the Board as a Sponsor Director Designee of THL or Cannae (as applicable) in accordance with Section 2.01(e)(ii), Section 2.01(e)(iii) or Section 2.01(f) shall immediately resign from the Board;

(ii) number of Sponsor Director Designees that a Sponsor Stockholder has the right to individually designate to the Board is decreased pursuant to Section 2.01(e)(ii), Section 2.01(e)(iii) or Section 2.01(f), then the corresponding number of Sponsor Director Designees of such Sponsor Shareholder shall resign from the Board, and the Company and the Sponsor Stockholders shall be promptly required to take any and all actions necessary or appropriate to cooperate in ensuring the removal of such Sponsor Director Designee.

(h) Except as provided in Section 2.01(g), in the event that any Sponsor Director Designee (the “Departing Sponsor Director Designee”) for any reason ceases to serve as a member of the Board during such Person’s term of office, the resulting vacancy on the Board shall be filled by a Sponsor Director Designee by the Sponsor Stockholder or Sponsor Stockholders (as applicable) who was entitled to designate the Departing Sponsor Director Designee in accordance with Section 2.01(e) or Section 2.01(f), as applicable.

(i) In the event that a THL Affiliate that is party hereto or a Cannae Affiliate that is party hereto transfers, directly or indirectly, any Voting Securities to a THL Affiliate or a Cannae Affiliate, respectively, that is not already a party to this Agreement, such transferring party shall, as a condition to any such transfer, require such transferee to enter into a joinder agreement to become party to this Agreement and be deemed to be a party for all purposes herein. Subject to the foregoing, for the avoidance of doubt, the parties hereto acknowledge and agree that this Agreement does not restrict or otherwise impair any rights of THL or Cannae to sell, assign or otherwise transfer their respective shares of Common Stock to any other Person.

(j) The Company shall reimburse the Sponsor Director Designees for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board or the board of directors of any of the Company’s Subsidiaries, and any committees thereof, including without limitation travel, lodging and meal expenses, in accordance with the Company’s reimbursement policies.

(k) The Company shall obtain customary director and officer indemnity insurance on commercially reasonable terms which insurance shall cover each member of the Board and the members of each board of directors of each of the Company’s Subsidiaries. The Company and its Subsidiaries shall enter into director and officer indemnification agreements, substantially in the form attached at Exhibit B hereto, with each of the Sponsor Director Designees.

ARTICLE III. COORDINATION REGARDING TRANSFERS

For so long as each Sponsor Stockholder is entitled to designate a Sponsor Director Designee, any Sponsor Stockholder wishing to (i) dispose of or otherwise transfer any Stockholder Shares pursuant to a Public Sale, or (ii) distribute or otherwise transfer any Stockholder Shares to such Sponsor Stockholder’s investors, stockholder’s limited partners, stockholder’s members or equivalent Persons holding an ownership interest in such Sponsor Stockholder, shall use commercially reasonable efforts to consult with (x) the Company, and (y) any other Sponsor Stockholder entitled to designate a Sponsor Director Designee, prior to taking such action or entering into any definitive agreement with respect to such action.

ARTICLE IV. GENERAL PROVISIONS

Section 4.01. Notices.

(a) All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by e-mail, (iii) when received or rejected by the addressee if sent by registered or certified mail, postage prepaid, return receipt requested, or (iv) one Business Day following the day sent by reputable overnight courier (with written confirmation of receipt), in each case at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

(i)	if to the Company, to:

Ceridian HCM Holding Inc.

3311 East Old Shakopee Road

Minneapolis, MN 55425

Attention: William E. McDonald, Senior Vice President, Deputy General

Counsel and Corporate Secretary

E-mail: William.Mcdonald@ceridian.com;

officeofgeneralcounsel@ceridian.com

with a copy, which shall not constitute notice, to:

Weil, Gotshal & Manges, LLP

100 Federal Street, 34th Floor

Boston, MA 02110

Attention: Shayla K. Harlev and Matthew W. Goulding

Email: shayla.harlev@weil.com; Matthew.goulding@weil.com

(ii)	if to Cannae, to:

Cannae Holdings, LLC

1701 Village Center Circle

Las Vegas, Nevada 89134

Attention: Michael Gravelle

Email: MGravelle@fnf.com

with a copy, which shall not constitute notice, to:

Weil, Gotshal & Manges, LLP

100 Federal Street, 34th Floor

Boston, MA 02110

Attention: Shayla K. Harlev and Matthew W. Goulding

Email: shayla.harlev@weil.com; Matthew.goulding@weil.com

(iii)	if to a THL Party, to:

c/o Thomas H. Lee Partners, L.P.

100 Federal Street, 35th Floor

Boston, MA 02110

Attention: Ganesh B. Rao and Shari H. Wolkon

Email: G.Rao@weil.com; SWolkon@weil.com

with a copy, which shall not constitute notice, to:

Weil, Gotshal & Manges, LLP

100 Federal Street, 34th Floor

Boston, MA 02110

Attention: Shayla K. Harlev and Matthew W. Goulding

Email: shayla.harlev@weil.com; Matthew.goulding@weil.com

(b) Whenever any notice is required to be given by Law or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 4.02. Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by each of the parties hereto. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.03. Termination; Survival. This Agreement will terminate automatically (x) as to each Sponsor Stockholder, upon the time at which such Sponsor Stockholder ceases to hold the right to designate a Sponsor Designee Director, and (y) as to all parties, upon the time at which no Sponsor Stockholder holds the right to designate a Sponsor Designee Director. Section 2.01(j) and Section 2.01(k) shall survive the termination of this Agreement.

Section 4.04. Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

Section 4.05. Assignment. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void.

Section 4.06. Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

Section 4.07. Governing Law. This Agreement shall be governed by and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 4.08. Jurisdiction; WAIVER OF JURY TRIAL. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties hereto unconditionally accepts the non-exclusive jurisdiction and venue of the Court of Chancery located in the State of Delaware or the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties hereto agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Law, service of process may be made by delivery provided pursuant to the directions in Section 4.01. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

Section 4.09. Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at Law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at Law or in equity, shall be entitled to specific performance of this Agreement without the posting of bond.

Section 4.10. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future Laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 4.12. Table of Contents, Heading and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

Section 4.13. Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable). Any signature page delivered electronically or by facsimile (including without limitation transmission by Portable Document Format or other fixed image form) shall be binding to the same extent as an original signature page.

Section 4.14. Effectiveness. This Agreement shall become effective upon the Closing Date.

Section 4.15. No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE COMPANY:

CERIDIAN HCM HOLDING INC.

By:
Name:	Scott A. Kitching
Title:	Executive Vice President, General Counsel
and Assistant Secretary

[SIGNATURE PAGE TO VOTING AGREEMENT]

CANNAE:

CANNAE HOLDINGS, LLC

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Managing Director, General Counsel and
Corporate Secretary

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL:

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC its general partner
By: Thomas H. Lee Partners, LP. its sole member
By: Thomas H. Lee Advisors LLC, its general partner
By: THL Holdco LLC its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

THOMAS H. LEE PARALLEL FUND VI, L.P.

By: THL Equity Advisors VI, LLC its general partner
By: Thomas H. Lee Partners, LP. its sole member
By: Thomas H. Lee Advisors LLC, its general partner
By: THL Holdco LLC its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner
By: Thomas H. Lee Partners, L.P. its sole member
By: Thomas H. Lee Advisors, LLC its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

GREAT-WEST INVESTORS, LP

By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC

By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments , LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

THL COINVESTMENT PARTNERS, L.P.

By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (CERIDIAN), L.P.

By: THL Equity Advisors VI LLC, its genera l partner
By: THOMAS H. LEE Partners, L.P. its sole member
By: THOMAS H. LEE Advisors, LLC, its general partner
By: THL Holdco, LLC its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

THL OPERATING PARTNERS, L.P.

By: THOMAS H. LEE Partners L.P., its general partner
By: Thomas H. Lee Advisors LLC its general partner
By: THL Holdco, LLC its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, L.P.

By: THL Equity Advisors VI, LLC its general partner
By: THOMAS H. LEE Partners , L. P., its sole member
By: THOMAS H. LEE Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC

By: THL Equity Advisors VI, LLC its general partner
By: THOMAS H. LEE Partners , L. P., its sole member
By: THOMAS H. LEE Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC

By: THL Equity Advisors VI, LLC its manager
By: THOMAS H. LEE Partners, L.P., its sole member
By: THOMAS H. LEE Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

THL EQUITY FUND VI INVESTORS (CERIDIAN) V, LLC

By: THL Equity Advisors VI, LLC its manager
By: THOMAS H. LEE Partners, L.P., its sole member
By: THOMAS H. LEE Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

THL EQUITY FUND VI INVESTORS (CERIDIAN) VI, LLC

By:	THL Equity Advisors VI, LLC,
its general partner
By:	THOMAS H. LEE Partners , L. P.,
its sole member
By:	THOMAS H. LEE Advisors, LLC,
its general partner
By:	THL Holdco, LLC,
its managing member

By:	/s/ Charles P. Holden
Name: Charles P. Holden
Title: Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]